EXHIBIT 10.13

                         DEFERRED COMPENSATION PLAN FOR
                    OUTSIDE DIRECTORS OF HIBERNIA CORPORATION
                              AND ITS SUBSIDIARIES
                       (as amended through April 1, 1998)

                                    ARTICLE I

                                     PURPOSE

     The purpose of this Deferred Compensation Plan for Outside Directors of Hibernia Corporation and its Subsidiaries (this "Plan") is to provide a means for the deferral by non-employee directors of Hibernia Corporation, its subsidiaries and the City or Advisory Boards of its banking subsidiaries (collectively the "Corporation") of annual retainer fees, fees for attendance at meetings of the Board of Directors of the Corporation, Committees of the Board of Directors of the Corporation and City or Advisory Boards and other compensation payable (hereinafter in the aggregate "Compensation") to members of the Board of Directors of the Corporation, its subsidiaries and the City or Advisory Boards of its banking subsidiaries who are not full-time employees of the Corporation or any such subsidiary (individually a "Director" and collectively the "Directors").

                                   ARTICLE II

                                 ADMINISTRATION

     The Plan will be administered by a Plan Administrator appointed by the Chairman of the Board of Directors of Hibernia Corporation. The Plan Administrator will have the sole authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and the administration thereof and, in general, to make all other determinations necessary or advisable for the administration of the Plan. All decisions of the Plan Administrator concerning the administration, construction and interpretation of the Plan shall be final, conclusive and binding upon all parties and interests.

                                   ARTICLE III

                                  PARTICIPATION

     Eligibility for participation in the Plan is limited to Directors who are not full-time employees of the Corporation or any subsidiary of the Corporation. Upon his or her election to defer Compensation hereunder, a Director shall become a Participant in this Plan. A Participant's participation in the Plan shall cease (a) upon such Director's ceasing to serve as a Director or (b) upon such Director's advising the Corporation, as provided herein, that he or she chooses to terminate his or her participation in the Plan; provided, however, that termination of a Participant's participation in the Plan shall not affect the receipt by such Participant or his or her heirs, executors or administrators, of amounts previously deferred hereunder in accordance with the terms hereof.

                                   ARTICLE IV

                             COMPENSATION ELECTIONS

     4.1 Payment Election. For each calendar year commencing with 1984, any Director may elect to forego the receipt of Compensation otherwise payable to him or her for services performed during such year, in which event the Corporation shall establish an Account for such Director, as hereinafter described, and shall credit such Account and disburse amounts therein in accordance  with  other  terms of this Plan.  With  respect  to  calendar  years commencing on or after December 31, 1989, an election by a Director to defer receipt of Compensation in accordance with this Section 4.1 shall remain in effect so long as the Director is eligible to participate in the Plan unless before the beginning of any such calendar year, the Director elects to terminate participation in the Plan as provided in section 4.5 hereof; provided, however, that termination of participation in the Plan shall not accelerate or otherwise affect distribution of Compensation previously deferred hereunder. In the event that a Director has been a Participant in the Plan for one or more calendar years and subsequently elects to discontinue deferrals, he or she may nonetheless become a Participant for subsequent calendar years by delivery of a notice in accordance with Section 4.2 hereof on or prior to the December 31 preceding the calendar year with respect to which such deferral is sought

     4.2 Deferred Compensation Election. Each director electing to defer Compensation shall advise the Corporation pursuant to a signed notice substantially in the form attached as Exhibit A hereto of his or her election to defer compensation hereunder.
     In order for an election to be effective for a calendar year, the Director shall deliver such notice to the Plan Administrator, or such person as has been designated by the Plan Administrator (the "Representative") no later than December 31 of the year preceding the year for which the election is to be effective. When a person initially becomes a Director during a calendar year, such notice shall be delivered to the Plan Administrator or the Representative no later than such person's election or appointment in order to be effective for the remainder of such calendar year.

     4.3 Irrevocability of Election. An election to defer Compensation may not be revoked during any calendar year for which the deferral has been made.

     4.4 Deferral Amount. An election to defer Compensation may only be made with respect to all Compensation payable by the Corporation to a Director.

     4.5 Election to Cease Deferral. Commencing for calendar years after 1989, a Participant shall be deemed to continue his or her election to defer Compensation unless on or prior to the preceding December 31, the Participant shall have advised the Plan Administrator or the Representative by delivery of a notice that such Participant elects to discontinue deferral of his or her Compensation for subsequent calendar years. An election to discontinue deferral shall not affect either such Director's ability to participate in the Plan for calendar years following the calendar year for which an election to discontinue deferral has been made or the payment of deferred amounts as provided in Article VII hereof.

                                    ARTICLE V

                               PARTICIPANT ACCOUNT

     5.1 Establishment of Participant Account. For each Participant the Corporation shall establish an account on its books (an "Account") to which the Corporation shall credit Compensation which such Director has elected to defer. The Corporation shall credit such Account quarterly at the end of each calendar quarter with the Compensation which would otherwise have been payable to the Participant had such Participant not elected to defer Compensation under the Plan.

     5.2 Interest Accruals. The Corporation shall credit all amounts in the Account with interest calculated and compounded quarterly at a rate equal to the one-year Treasury rate less 25 basis points as of the first business day of each calendar quarter. The rate will be adjusted annually, on April 1 of each year, to reflect the one-year Treasury rate at that time, and interest will accrue at the new rate until adjusted the following year. Amounts in the Account shall continue to accrue interest at such rate until the entire balance in the Account has been distributed in accordance with Article VII hereof.

                                   ARTICLE VI

                LIABILITY OF CORPORATION AND RIGHTS OF DIRECTORS

     6.1 Liability of the Corporation for Accounts. Amounts credited to the Accounts shall represent entries made on the books of the Corporation solely for record-keeping purposes under the Plan. All amounts so credited shall at all times constitute general, unsecured liabilities of the Corporation payable exclusively out of its general assets, and in no event and under no circumstance shall the Corporation be obligated or required to segregate from its general assets (whether by trust or otherwise) funds sufficient to pay amounts credited to the Accounts.

     6.2 Rights of Directors in Accounts. A Participant shall have no right, title or vested interest in and to Accounts or the amounts from time to time credited thereto. By electing to defer Compensation payments pursuant to the Plan, each director acknowledges and confirms that: (a) the obligation of the Corporation to make deferred Compensation payments and accruals with respect thereto does not confer upon the Participant any greater right than that of any unsecured creditor of the Corporation generally; and (b) all payments of Compensation deferred in accordance with the Plan shall be payable only as provided in Article VII hereof.

                                   ARTICLE VII

                         TIME AND METHOD OF DISTRIBUTION


     7.1 Distribution Election. The deferred compensation election notice delivered by a Director pursuant to Section 4.2 hereof shall include such person's election as to the timing and manner in which compensation deferred in accordance with this Plan shall be paid (the "Distribution Election"). Such Distribution Election shall be one of the following:

     a) Payment of the entire balance in the Participant's Account on the first banking day of the month following the month in which such Participant's service as a Director of the Corporation ceases;

     b) Payment of the entire balance in the Participant's  Account on the first
banking  day  of  January  in  the  year   following  the  year  in  which  such
Participant's service as a Director of the Corporation ceases;

     c) Payment of the entire balance in the Participant's Account on the first banking day of January in the year following the year in which such Participant attains the age of seventy-one (71);

     d) Payment of the balance in the Participant's Account in up to ten annual installments commencing on the first banking day of January in the year following the year in which such Participant's service as a Director of the Corporation ceases, each installment to be in an amount equal to the balance in such Account divided by the number of installments remaining (including the one being calculated and paid); or

     e) Payment of the balance in the Participant's Account in up to ten annual installments commencing on the first banking day of January in the year following the year in which such Participant attains the age of seventy-one, each installment to be in an amount equal to the balance in such Account divided by the number of installments remaining (including the one being calculated and paid).

     In the event that the deferred compensation election notice does not contain a Distribution Election, the Participant shall be deemed to have made the election described in paragraph (b) above. A Distribution Election once made shall be irrevocable unless, in the event a Participant requests that his or her Distribution Election be changed, the Plan Administrator or the Representative shall have received an opinion of counsel to the effect that such requested change will not adversely affect the tax status of Compensation deferred pursuant to this Plan for such Participant or for Participants or Directors generally.

     7.2 Hardship. In the case of Hardship, as hereinafter defined, a Participant may request that the Plan Administrator immediately distribute all or any amount in such Participant's Account. Hardship shall include unusual financial need arising from:

     a) Expenses or debts incurred or assumed by such Participant which: (i) are not covered by insurance; (ii) arise out of or are incident to an accident to or the illness or disability of such Participant, a member of such Participant's immediate family, or a dependent of such Participant; or (iii) occur as a result of divorce or separation, or the divorce, separation or death of a member of such Participant's immediate family;

     (b) Sudden,  unexpected losses,  not covered by insurance,  arising out of:
(i) a casualty occurrence; (ii) a theft of personal property; or (iii) a legal judgment against such Participant, a member of such Participant's immediate family, or a dependent of such Participant;

     c) Educational expenses which relate to: (i) education of a member of such Participant's immediate family; or (ii) education for a dependent of such Participant;

     d) Severe curtailment of such Participant's personal income due to reasons beyond such Participant's control; or

     e) Expenses resulting from the purchase of a primary residence by such Participant.

     7.3 Designation of Beneficiary. Each Participant shall designate a beneficiary or beneficiaries to receive payments of Compensation deferred under this Plan if such Participant dies prior to complete distribution to such Participant of amounts due him or her under this Plan. Any beneficiary designation, or change in beneficiary designation, shall be made in writing to the Plan Administrator and shall be effective when received by the Plan Administrator or the Representative. A designation of beneficiary received by the Plan Administrator or the Representative shall revoke all prior designations and shall be controlling over any testamentary or other purported disposition by a Participant which is inconsistent with such designation; provided, however, that no designation, or change of designation shall be effective unless received by the Plan Administrator or the Representative prior to the death of the Participant. The receipt of a new beneficiary designation will cancel all beneficiary designations. If a Participant fails to designate a beneficiary or if all beneficiaries predecease the Participant, then the Participant's designated beneficiary shall be deemed to be the Participant's personal representative, executor or administrator. In the event that a designated beneficiary who has begun to receive payments hereunder shall die prior to complete distribution of the Compensation deferred under this Plan, the balance of any payment payable under this Plan to such person shall be paid to the estate of such beneficiary within twelve (12) months following the date of death of such beneficiary.

                                  ARTICLE VIII

                            REQUESTS FOR DISTRIBUTION

     8.1 Requests Under the Plan. A Participant or any person or entity claiming on behalf of a Participant, may request the Plan Administrator of the Representative in writing for distribution of any amounts accrued in the Account of such Participant, whether pursuant to Section 7.1, Section 7.2 or Section 7.3 hereof. Within thirty (30) days following receipt of such request, the Plan Administrator or the Representative shall advise such Participant or such other person or entity in writing of the amounts payable to such person and the method of distribution of such amounts or that such requested distribution may not be made.

     8.2 Review of Requests. If a request for distribution under this Plan is denied, the Plan Administrator or the Representative shall set forth in writing in a manner calculated to be understood by the Participant or other person or entity:

     (a) the specific reason or reasons for such denial;

     (b) specific reference to the pertinent provisions of this Plan upon which such denial was based;

     (c) a description of any additional material or information necessary to have such request reconsidered and an explanation of why such material or information is necessary;

     (d) an explanation of the Plan Administrator's review procedure. The Plan Administrator shall afford the Participant or other person or entity a reasonable opportunity for a full and fair review by the Plan Administrator of action taken if requested to do so within thirty (30) days after receipt of the written statement of the Plan Administrator's action.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Effective Date. This Plan shall be effective as of the beginning of the first fiscal quarter of the Corporation after initial adoption of this Plan, and shall continue for succeeding fiscal years of the Corporation unless amended or terminated by the Board of Directors of the Corporation.

     9.2 Effect of Plan. The establishment and continuance of this Plan by the Corporation shall not constitute a contract of service between the Corporation and any Director, and shall not be deemed to be consideration for, inducement to, or a condition of service of any person. The deferral of any Compensation payments pursuant to the provisions of this Plan shall not limit the rights of the shareholders or Directors of the Corporation to remove a Director as permitted by the Certificate of Incorporation or By-Laws of the Corporation or applicable law. No trust or other fiduciary relationships shall be created or deemed to arise from any deferrals under this Plan.

     9.3 Prohibition Against Assignment. The right of any Participant (or his or her designated beneficiary) to receive any payment or installment under this Plan shall not be subject in any manner to attachment or other legal process or proceedings for discharge of the debts of such Participant or beneficiary, and any such payment or installment shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, mortgage or encumbrance.

     9.4 Amendment or Termination.

     (a) The Board of Directors of Hibernia Corporation intends to continue this Plan indefinitely but reserves the right to modify this Plan from time to time, or to repeal this Plan entirely, or to direct the permanent discontinuance or temporary suspension of payments under this Plan; provided, however, that no such modification, repeal, discontinuance or suspension shall affect or otherwise deprive any Participant of any payment to which he or she may be entitled under this Plan at the time thereof;

     (b) no amendment or termination of this Plan shall, without the consent of the Participants or beneficiaries hereunder change the amount of Compensation owed to such person under this Plan; and

     (c) upon termination of this Plan, or upon dissolution or liquidation of the Corporation, or any merger or consolidation in which the Corporation is not the surviving corporation, each Participant or designated beneficiary hereunder who is entitled to receive or is receiving payments hereunder shall receive in a lump sum all Compensation deferred pursuant hereto which is owed to such Participant or beneficiary and which is, as of the date immediately preceding such termination, dissolution, liquidation, merger or consolidation, reflected in the Account of such Participant or in the Account of the Participant who has selected such beneficiary.

     9.5 Governing Law. Except to the extent preempted or superseded by the Federal laws of the United States of America, the substantive local law of the State of Louisiana will govern this Plan.

     9.6 Notices. All notices, reports, statements, distributions or payments given, made, delivered or transmitted to a Participant or his or her designated beneficiary shall be deemed to be duly given, made, delivered or transmitted when mailed, by first class mail, postage prepaid, addressed to such Participant or beneficiary at the address appearing on the books of the Plan Administrator. Written directions, notices, and other communications to the Corporation, the Plan Administrator or the Representative, shall be deemed to be duly given, made or delivered when received by the Plan Administrator or the Representative at such location as may from time to time be specified.



                                    Exhibit A

                              HIBERNIA CORPORATION

                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

                                DEFERRAL ELECTION

     The undersigned Director of Hibernia Corporation and/or one or more of its subsidiaries or member of a City Board of a subsidiary of Hibernia Corporation, does hereby make the following election under the Hibernia Corporation Deferred Compensation Plan for Outside Directors (the "Plan"). (All capitalized terms used herein and not defined shall have the respective meanings attributed to them under the Plan):

     1. Effective [January 1, 19__/immediately], I hereby elect to defer the receipt of all Compensation otherwise payable to me for services to be performed by me for Hibernia Corporation and/or any of its corporate affiliates on and after such date.

     2. This election may only be changed by me with respect to a calendar year subsequent to the year in which deferral is effective in accordance with Paragraph 1 above by my giving notice prior to the commencement of such calendar year of my election to discontinue participation in the Plan.

     3. I hereby elect the following method of distribution of Compensation deferred pursuant to the Plan [PLEASE CHECK ONLY ONE]:

_____(a) Payment of the entire balance in my Account on the first banking day of the month following the month in which my service with the Corporation ceases.

_____(b) Payment of the entire balance in my Account on the first banking day of January in the year following the year in which my service with the Corporation ceases.

_____(c) Payment of the entire balance in my Account on the first banking day of January in the year following the year in which I attain age 71.

_____(d) Payment of the balance in my Account in ______ [insert number between 2 and 10] annual installments commencing on the first banking day of January in the year following the year in which my service with the Corporation ceases.

_____(e) Payment of the balance in my Account in ______ [insert number between 2 and 10] annual installments commencing on the first banking day of January in the year following the year in which I attain age 71.

     [NOTE: IF NO ELECTION IS INDICATED, CHOICE (B) WILL BE DEEMED TO HAVE BEEN MADE.]

     4. I hereby designate the following beneficiary or beneficiaries:

Name(s)                                         Relationship

________________________________                _______________________________

________________________________                _______________________________

________________________________                _______________________________

________________________________                _______________________________


     [NOTE:  IF NO BENEFICIARY  DESIGNATION IS MADE, THE DESIGNATED  BENEFICIARY
SHALL  BE  THE  PERSONAL  REPRESENTATIVE,   EXECUTOR  OR  ADMINISTRATOR  OF  THE
UNDERSIGNED.]

     5. I have read and agree for myself and all persons claiming through me to be bound by all the provisions and interpretations of and all rulings pursuant to the Plan. I further agree that any change in this election, my selected payment option or beneficiary designation shall be upon such terms and in such form as the Plan Administrator or the Representative, in his or her sole discretion, shall prescribe.

                                         Name:  _______________________________


                                         Date:  ________________________________

                                         Receipt acknowledged:

                                         HIBERNIA CORPORATION


                                         By:  _________________________________

                                         Date:  ________________________________






                                    Exhibit B

                              HIBERNIA CORPORATION

                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

                                 PAYOUT ELECTION


     1. I hereby elect the following method of distribution of Compensation deferred pursuant to the Plan [PLEASE CHECK ONLY ONE]:

_____(a) Payment of the entire balance in my Account on the first banking day of January in the year following the year in which my service with the Corporation Ceases.

_____(b) Payment of the balance in my Account in ______ [insert number between 2 and 10] annual installments commencing on the first banking day of January in the year following the year in which my service with the Corporation ceases.

_____(c) Payment of the entire balance in my Account on the first banking day of the month following the month in which my service with the Corporation ceases.

     [NOTE: IF NO ELECTION IS INDICATED, CHOICE (A) WILL BE DEEMED TO HAVE BEEN MADE.]

     2. I hereby designate the following beneficiary or beneficiaries:

Name(s                                          Relationship

________________________________                _______________________________

________________________________                _______________________________

________________________________                _______________________________

________________________________                _______________________________


     [NOTE:  IF NO BENEFICIARY  DESIGNATION IS MADE, THE DESIGNATED  BENEFICIARY
SHALL  BE  THE  PERSONAL  REPRESENTATIVE,   EXECUTOR  OR  ADMINISTRATOR  OF  THE
UNDERSIGNED.]